Exhibit 99.1
VALENTEC SYSTEMS, INC.
(the “Company”)
Unanimous Resolution in Writing of the Board of Directors
Effective as of March ___, 2007
The undersigned, being all of the directors of the Company, existing under the laws of the State of Delaware, acting in lieu of a meeting in accordance with the Company’s Certificate of Incorporation and Bylaws do hereby unanimously resolve as follows:
I. Number of Directors and Appointment of Additional Directors
     WHEREAS, in accordance with Company’s Bylaws, the Board deems it necessary and in the best interest of the Company to increase the number of directors comprising the Board of Directors of the Company.
     RESOLVED, to approve the increase of the number of directors comprising the Board of Directors of the Company from three (3) directors to five (5) directors.
     FURTHER RESOLVED, to appoint (i) Mr. W. Glenn Yarborough, Jr.; and (ii) Lt. General Gus Cianciolo, as members of the Board of Directors of the Company (the “Additional Directors”), to hold office until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier resignation or removal.
II. Compensation Package
     RESOLVED, That each of the Additional Directors shall be entitled to such compensation package in return for his services to the Company; such compensation package shall include, inter alia: (i) a fixed amount of $500 for each meeting of the Board of Directors in which the Additional Director shall attend, (ii) reimbursement of reasonable expenses, and (iii) an annual grant of option to purchase up to 10,000 shares of Common Stock of the Company as long as the Additional Director holds such office in the Company, subject to approval by the Board, all as more fully detailed in the Engagement Letters between the Company and each of the Additional Directors, a form of which is attached hereto as Exhibit A. The form of such Engagement Letter is hereby approved, confirmed and ratified by the Board.
III. Letter of Indemnification
     WHEREAS, the Board deems it necessary and in the best interest of the Company to provide for the indemnification of and the advancing of expenses to its officers and members of the Board to the fullest extent (whether partial or complete) permitted under Delaware law and as set forth in the Indemnification Agreement between the Company and each of its officers and members of the Board, a form of which is attached hereto as Exhibit B (the “Indemnification Agreement”);
     RESOLVED, to approve the execution, delivery and performance of the Indemnification Agreement by and between the Company and each of its officers and members of the Board, and to recommend to the stockholders of the Company to approve, confirm and ratify the Indemnification Agreement in the next annual meeting of stockholders of the Company.

Valentec Systems, Inc. -Board Resolution in Writing
March 2007
IV. Omnibus Resolutions
     RESOLVED, That any of the appropriate officers of the Company be, and each of them hereby is, authorized (i) to prepare, execute, deliver and perform, as the case may be, such agreements, amendments, applications, approvals, certificates, communications, consents, demands, directions, documents, further assurances, instruments, notices, orders, requests, resolutions, supplements or undertakings, (ii) to pay or cause to be paid on behalf of the Company any related costs and expenses; and (iii) to take such other actions, in the name and on behalf of the Company, as each such officer, in his discretion, shall deem necessary or advisable to carry out the intent and purposes of the foregoing resolutions and the transactions contemplated thereby, the preparation, execution, delivery and performance of any such agreements, amendments, applications, approvals, certificates, communications, consents, demands, directions, documents, further assurances, instruments, notices, orders, requests, resolutions, supplements or undertakings, the payment of any such costs or expenses and the performance of any such other acts shall be conclusive evidence of the approval of the Board thereof and all matters relating thereto.
This written resolution may be executed in counterparts and all of them together shall constitute one and the same instrument.
We the undersigned, all the directors of the Company, hereby waive any and all requirements regarding advance notice required by law or by the Company’s Certificate of Incorporation and Bylaws before holding a meeting of the Board in relation to the above-said resolutions.

Robert Zummo	Miko Gilat	Zvika Kreizman

Valentec Systems, Inc. -Board Resolution in Writing
March 2007
EXHIBIT A
Engagement Letter

Valentec Systems, Inc. -Board Resolution in Writing
March 2007
EXHIBIT B
Indemnification Agreement

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